UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

__________________________________________

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Greenland Technologies Holding Corporation
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

GREENLAND TECHNOLOGIES HOLDING CORPORATION

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
To be Held Virtually on December 29, 2025, at 9:00 a.m. EST

To the Shareholders of Greenland Technologies Holding Corporation:

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Greenland Technologies Holding Corporation, a British Virgin Islands company (the “Company”) for use at the 2025 annual meeting of shareholders of the Company (the “Meeting”) and at all adjournments and postponements thereof. The Meeting will be held virtually on December 29, 2025, at 9:00 a.m. EST. The Company will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will have an equal opportunity to participate at the Meeting and engage with the directors, management, and other shareholders of the Company online, regardless of their geographic location. Inside this document, you can find important information and detailed instructions about how to participate in the Meeting.

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting at www.virtualshareholdermeeting.com/GTEC2025. Beneficial shareholders who hold their ordinary shares of the Company through a broker, investment dealer, bank, trust corporation, custodian, nominee or other intermediary who have not duly appointed themselves as proxyholder will be able to attend as guest and view the webcast, but will not be able to participate in or vote at the Meeting.

The Meeting and any or all adjournments thereof will be held to consider and vote upon the following proposals (the “Proposals”, each a “Proposal”):

1.      To approve, as a Resolution of Members, the adoption of new Memorandum of Association and new Articles of Association in the form presented to the meeting and annexed hereto as Annex A (the “New M&A Adoption Proposal”);

2.      To approve, as a Resolution of Members, the implementation of a dual class structure to the ordinary shares in the Company, under which the ordinary shares of no par value in the Company (the “ordinary shares”) will be re-designated (the “Re-designation”) into class A ordinary shares of no par value which will carry one vote each (the “Class A Ordinary Shares”) and class B ordinary shares of no par value which will carry 25 votes per share (the “Class B Ordinary Shares”) in accordance with clause 6.4 of the Memorandum of Association of the Company (the “Memorandum”) (the “Share Capital Reorganization Proposal”);

3.      To approve, as a Resolution of Members, that each of the issued Ordinary Shares held by Trendway Capital Limited be reclassified as Class B Ordinary Shares and the remaining outstanding Ordinary Shares be reclassified as Class A Ordinary Shares (the “Share Re-classification Proposal”);

4.      To approve, as a Resolution of Members, the appointment of each of Peter Zuguang Wang and Bo (Frank) Shen (the “Director Nominees” and each, a “Director Nominee”) as a Class II director, as defined in the Articles of Association of the Company (the “Articles”), to hold office for a term expiring at the Company’s second annual general meeting following their election in accordance with regulation 9.2 of the Articles (the “Director Election Proposal”);

5.      To confirm, ratify and approve, as a Resolution of Members, the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 pursuant to regulation 20.6(a) of the Articles (the “Auditor Ratification Proposal”); and

6.      To approve, as a Resolution of Members, for the chairperson of the Meeting (the “Chairperson”) to adjourn the Meeting to a later date, if necessary for the purpose of soliciting additional proxies in favor of the foregoing resolutions and/or in the event that the Company does not receive the requisite majorities to approve the same in accordance with regulation 8.15 of the Articles (the “Adjournment Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF BOTH OF THE DIRECTOR NOMINEES LISTED UNDER PROPOSAL 4 AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s ordinary shares at the close of business on December 8, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote.

Your vote is important, regardless of the number of ordinary shares you own. Shareholders who are unable to attend the Meeting or any adjournment thereof and who wish to ensure that their ordinary shares will be voted are requested to complete, date and sign the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement accompanying this Notice and (i) vote it online at www.proxyvote.com, (ii) vote it by phone at 1-800-690-6903, or (iii) mail it or deposit it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

A complete list of shareholders of record entitled to vote at the Meeting will be available for ten days before the Meeting at the principal executive office of the Company for inspection by shareholders during ordinary business hours for any purpose germane to the Meeting.

This notice and the enclosed proxy statement are first being mailed to shareholders on or about December [    ], 2025.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By order of the Board,

Raymond Z. Wang
Chief Executive Officer and President
December [•], 2025

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” BOTH OF THE NOMINEES LISTED UNDER PROPOSAL 4 AND “FOR” EACH OF THE OTHER PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting to be Held Virtually on December 29, 2025 at 9:00 a.m. EST

The Notice of Annual Meeting, proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.proxyvote.com.

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GREENLAND TECHNOLOGIES HOLDING CORPORATION
PROXY STATEMENT

2025 ANNUAL MEETING OF SHAREHOLDERS
to be held virtually on December 29, 2025, at 9:00 a.m. EST

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which the board of directors (the “Board”) of Greenland Technologies Holding Corporation (the “Company”, “us”, “we” or “our”) would like you, as a shareholder, to vote at the annual meeting of shareholders (the “Meeting”), which will take place on December 29, 2025, at 9:00 a.m. EST. The Company will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will have an equal opportunity to participate at the Meeting and engage with the directors, management, and other shareholders of the Company online, regardless of their geographic location.

The Meeting and any adjournment thereof for the purposes set forth in the notice of meeting enclosed in this proxy statement will be held on December 29, 2025 at 9:00 a.m. EST as a virtual only Meeting via live audio webcast online at: www.virtualshareholdermeeting.com/GTEC2025.

Shareholders are being asked to consider and vote upon the following proposals (collectively, the “Proposals”, each a “Proposal”):

1.      To approve, as a Resolution of Members, the adoption of new Memorandum of Association and new Articles of Association in the form presented to the meeting and annexed hereto as Annex A (the “New M&A Adoption Proposal”);

2.      To approve, as a Resolution of Members, the implementation of a dual class structure to the ordinary shares in the Company, under which the ordinary shares of no par value in the Company (the “ordinary shares”) will be re-designated (the “Re-designation”) into class A ordinary shares of no par value which will carry one vote each (the “Class A Ordinary Shares”) and class B ordinary shares of no par value which will carry 25 votes per share (the “Class B Ordinary Shares”) in accordance with clause 6.4 of the Memorandum of Association of the Company (the “Memorandum”) (the “Share Capital Reorganization Proposal”);

3.      To approve, as a Resolution of Members, that each of the issued Ordinary Shares held by Trendway Capital Limited be reclassified as Class B Ordinary Shares and the remaining outstanding Ordinary Shares be reclassified as Class A Ordinary Shares (the “Share Re-classification Proposal”);

4.      To approve, as a Resolution of Members, the appointment of each of Peter Zuguang Wang and Bo (Frank) Shen (the “Director Nominees” and each, a “Director Nominee”) as a Class II director, as defined in the Articles of Association of the Company (the “Articles”), to hold office for a term expiring at the Company’s second annual general meeting following their election in accordance with regulation 9.2 of the Articles (the “Director Election Proposal”);

5.      To confirm, ratify and approve, as a Resolution of Members, the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 pursuant to regulation 20.6(a) of the Articles (the “Auditor Ratification Proposal”); and

6.      To approve, as a Resolution of Members, for the chairperson of the Meeting (the “Chairperson”) to adjourn the Meeting to a later date, if necessary for the purpose of soliciting additional proxies in favor of the foregoing resolutions and/or in the event that the Company does not receive the requisite majorities to approve the same in accordance with regulation 8.15 of the Articles (the “Adjournment Proposal”).

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at this Meeting?

Shareholders who owned ordinary shares of the Company on December 8, 2025 (the “Record Date”) may attend and vote at the Meeting. There were [•] ordinary shares outstanding on the Record Date. All ordinary shares shall have one vote per share. Information about the ownership of our directors, executive officers and significant shareholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 12 of this proxy statement.

What is the proxy card?

The card enables you to appoint Raymond Z. Wang, the Company’s chief executive officer, and Chenyang Wang, the Company’s acting chief financial officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that shareholders vote “FOR” the election of each of the Director Nominees listed under proposal No. 4 and “FOR” each of the remaining proposals, namely proposals No. 1, No. 2, No. 3, No. 5 and No. 6.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Certain of our shareholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record/Registered Shareholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “shareholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote at the Meeting.

How do I vote?

If you were a shareholder of record of the Company’s ordinary shares on the Record Date, you may vote electronically at the Meeting or by submitting a proxy. Each ordinary share that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1)    You may submit your proxy by mail.    You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•        as you instruct, and

•        according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•        FOR the New M&A Adoption Proposal;

•        FOR the Share Capital Reorganization Proposal;

•        FOR the Share Re-classification Proposal;

•        FOR the election of each Director Nominee in the Director Election Proposal;

•        FOR the Auditor Ratification Proposal; and

•        FOR the Adjournment Proposal.

(2)    You may vote online at www.proxyvote.com.

(3)    You may vote by telephone at 1-800-690-6903.

(4)    You may vote electronically at the Meeting by following the instructions available on the Meeting website www.virtualshareholdermeeting.com/GTEC2025.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

•        sending a written notice to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 before the polls close at this Meeting; or

•        attending the Meeting and voting electronically.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the shareholder desires to vote on a proposal will be voted in favor of the election of each Director Nominee and all other proposals presented to the shareholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote at the Meeting.

How many votes are required to approve the Proposals presented at the Meeting?

The election of each Director Nominee under the Director Election Proposal requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting.

Each of the New M&A Adoption Proposal, the Share Capital Reorganization Proposal, the Share Re-classification Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact us by sending a letter to the offices of the Company at 50 Millstone Road, Building 400, Suite 130, East Windsor, NJ 08512 with any questions about proposals described in this proxy statement or how to execute your vote.

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

General

We are furnishing this proxy statement to you, as a shareholder of Greenland Technologies Holding Corporation, as part of the solicitation of proxies by our Board for use at the Meeting to be held on December 29, 2025, and any adjournment or postponement thereof. This proxy statement is first being furnished to shareholders on or about [•], 2025. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held virtually on December 29, 2025, at 9:00 a.m. EST, or such other date, time and place to which the Meeting may be adjourned or postponed. Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting at www.virtualshareholdermeeting.com/GTEC2025.

Purpose of the Meeting

At the Meeting, the Company will ask shareholders to consider and vote upon the following proposals:

1.      To approve, as a Resolution of Members, the adoption of new Memorandum of Association and new Articles of Association in the form presented to the meeting and annexed hereto as Annex A (the “New M&A Adoption Proposal”);

2.      To approve, as a Resolution of Members, the implementation of a dual class structure to the ordinary shares in the Company, under which the ordinary shares of no par value in the Company (the “ordinary shares”) will be re-designated (the “Re-designation”) into class A ordinary shares of no par value which will carry one vote each (the “Class A Ordinary Shares”) and class B ordinary shares of no par value which will carry 25 votes per share (the “Class B Ordinary Shares”) in accordance with clause 6.4 of the Memorandum of Association of the Company (the “Memorandum”) (the “Share Capital Reorganization Proposal”);

3.      To approve, as a Resolution of Members, that each of the issued Ordinary Shares held by Trendway Capital Limited be reclassified as Class B Ordinary Shares and the remaining outstanding Ordinary Shares be reclassified as Class A Ordinary Shares (the “Share Re-classification Proposal”);

4.      To approve, as a Resolution of Members, the appointment of each of Peter Zuguang Wang and Bo (Frank) Shen (the “Director Nominees” and each, a “Director Nominee”) as a Class II director, as defined in the Articles of Association of the Company (the “Articles”), to hold office for a term expiring at the Company’s second annual general meeting following their election in accordance with regulation 9.2 of the Articles (the “Director Election Proposal”);

5.      To confirm, ratify and approve, as a Resolution of Members, the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 pursuant to regulation 20.6(a) of the Articles (the “Auditor Ratification Proposal”); and

6.      To approve, as a Resolution of Members, for the chairperson of the Meeting (the “Chairperson”) to adjourn the Meeting to a later date, if necessary for the purpose of soliciting additional proxies in favor of the foregoing resolutions and/or in the event that the Company does not receive the requisite majorities to approve the same in accordance with regulation 8.15 of the Articles (the “Adjournment Proposal”).

Record Date and Voting Power

Our Board fixed the close of business on December 8, 2025, as the record date for the determination of the outstanding ordinary shares entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were [•] ordinary shares outstanding. Each ordinary share entitles the holder thereof to one vote. Accordingly, a total of [•] votes may be cast at the Meeting.

Quorum and Required Vote

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the meeting if no less than 50% of the votes of the ordinary shares outstanding and entitled to vote at the Meeting vote are present or are represented by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 — the New M&A Adoption Proposal requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal;

Proposal No. 2 — the Share Capital Reorganization Proposal requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal;

Proposal No. 3 — the Share Re-classification Proposal requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal;

Proposal No. 4 — the Director Election Proposal requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no direct effect on the election of directors;

Proposal No. 5 — the Auditor Ratification Proposal requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal; and

Proposal No. 6 — the Adjournment Proposal requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies

Any proxy may be revoked by the shareholder of record giving it at any time before it is voted. A proxy may be revoked by (A) sending to our proxy agent at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 , either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending the Meeting and voting electronically.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Our Memorandum and Articles, effective on October 24, 2019, do not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions about Voting Your Shares

You can contact us by sending a letter to the offices of the Company at 50 Millstone Road, Building 400, Suite 130, East Windsor, NJ 08512, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 50 Millstone Road, Building 400, Suite 130, East Windsor, NJ 08512. The Company’s telephone number at such address is +1 (888) 827-4832.

PROPOSAL NO. 1 — THE NEW M&A ADOPTION PROPOSAL

Overview

We are asking our shareholders to consider, and if thought fit, approve, as a Resolution of Members, the adoption of new Memorandum of Association and new Articles of Association in the form presented to the meeting and annexed hereto as Annex A.

The implementation of the New M&A Adoption Proposal is conditional upon the shareholders’ approval of the Share Capital Reorganization Proposal.

Compared with the existing Memorandum and Articles, the new Memorandum of Association and new Articles of Association in the form presented to the meeting and annexed hereto as Annex A includes, among other things, certain amendments to implement a dual class structure to the ordinary shares in the Company, under which the ordinary shares of no par value of the Company will be re-designated into Class A Ordinary Shares which will carry one vote each and Class B Ordinary Shares which will carry 25 votes per share in accordance with clause 6.4 of the Memorandum. See also “PROPOSAL NO. 2 — THE SHARE CAPITAL REORGANIZATION PROPOSAL.”

If the New M&A Adoption Proposal is approved and conditional upon the approval of the Share Capital Reorganization Proposal, we will instruct the registered agent of the Company to file the new Memorandum of Association and new Articles of Association with the Companies Registry in the British Virgin Islands and to do and complete all other matters ancillary to such filing as may be necessary or desirable in order to give effect to the the new Memorandum of Association and Articles of Association in the British Virgin Islands. The new Memorandum of Association and Articles of Association will become effective immediately upon such filing.

The main purpose of the New M&A Adoption Proposal is to allow the Company to create a new class of Class B Ordinary Shares and to provide a larger extent of flexibility to the Company for issuance of securities and obtain financing for the Company’s operations in the future.

Vote Required for Approval

The approval of the New M&A Adoption Proposal requires a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting.

Shares represented at the Meeting but not voted, including abstentions and broker “non-votes,” will be treated as present at the Meeting for purposes of determining the presence or absence of a quorum for the Meeting.

Recommendation of Our Board

The Board unanimously recommends that you vote “FOR” Proposal No. 1, the New M&A Adoption Proposal.

PROPOSAL NO. 2 — THE SHARE CAPITAL REORGANIZATION PROPOSAL

Overview

We are asking our shareholders to consider, and if thought fit, approve, as a Resolution of Members, the implementation of a dual class structure to the ordinary shares in the Company, under which the ordinary shares of no par value in the Company will be re-designated into class A Ordinary Shares of no par value which will carry one vote each and class B Ordinary Shares of no par value which will carry 25 votes per share in accordance with clause 6.4 of the Memorandum. A copy of the proposed new Memorandum of Association and Articles of Association of the Company reflecting the changes necessary to effect the Share Capital Reorganization Proposal is attached to this proxy statement as Annex A.

The implementation of the Share Capital Reorganization Proposal is conditional upon the shareholders’ approval of the New M&A Adoption Proposal and approval by the BVI Registry of Corporate Affairs of an amended and restated memorandum and articles of association.

Rights of the Class A and Class B Ordinary Shares

Except as expressly noted below, the Class A Ordinary Shares and the Class B Ordinary Shares will have identical rights with respect to dividends, liquidation, and other economic attributes.

The principal differences between Class A Ordinary Shares and Class B Ordinary Shares are summarized below:

	Class A Ordinary Shares	Class B Ordinary Shares
Votes per share	1	25
Conversion	Class A Ordinary Shares are not convertible into Class B Ordinary Shares under any circumstances.

Each Class B Ordinary Share is convertible into one Class A Ordinary Share at any time by the holder thereof. Upon any sale, transfer, assignment or disposition of any Class B Ordinary Shares by a holder thereof to any person who is not an affiliate of such holder, each of such Class B Ordinary Shares will be automatically and immediately converted into one Class A Ordinary Share.

Ability to Transfer	Class A Ordinary Shares may be transferred.	Class B Ordinary Shares are automatically converted into Class A Ordinary Shares upon any transfer, except certain permitted transfers.
Dividend Rights	Same as Class B Ordinary Shares	Same as Class A Ordinary Shares
Liquidation Rights	Same as Class B Ordinary Shares	Same as Class A Ordinary Shares

Purpose and Rationale for the Share Capital Reorganization

The Board believes that implementing a dual-class structure will enhance the Company’s ability to pursue long-term strategic initiatives by enabling management and key stakeholders to maintain voting stability as the Company seeks further capital to support growth. The proposed structure will:

•        provide flexibility for future issuances of Class A Ordinary Shares in financing transactions, strategic partnerships, or acquisitions;

•        facilitate long-term planning and stability, by enabling holders of Class B Ordinary Shares to retain control of key corporate decisions even as additional equity is issued; and

•        enhance fundraising options, as the structure allows the Company to raise capital without proportionately diluting the voting power of long-term strategic shareholders.

The Board believes that these changes are in the best interests of the Company and its shareholders as a whole.

Material Effects on Shareholders

If the Share Capital Reorganization Proposal is approved and adopted, future issuances of Class B Ordinary Shares could result in significant concentration of voting power among their holders. Holders of the Class A Ordinary Shares could experience reduced relative voting influence compared to the holders of Class B Ordinary Shares, and the dual-class structure may make it more difficult for third parties to acquire the Company without the approval of holders of Class B Ordinary Shares.

No shareholder will experience any change in their economic ownership as a result of the immediate re-designation of shares.

If all of the Share Capital Reorganization Proposal, the New M&A Proposal, and the Share Re-classification Proposal are approved and adopted, Trendway Capital Limited, a company controlled by Mr. Peter Zuguang Wang, the chairman of our Board, will hold, directly and indirectly, 2,500 Class A Ordinary Shares and 6,214,240 Class B Ordinary Shares, representing approximately 89.93% of the aggregate voting power. As a result, after the approval and adoption of the Share Capital Reorganization Proposal, the New M&A Proposal, and the Share Re-classification Proposal, we will be a “controlled company” as defined under the Nasdaq Stock Market (“Nasdaq”) Listing Rules. See also “PROPOSAL NO. 3 — THE SHARE RECLASSIFICATION PROPOSAL.”

Interests of Directors and Executive Officers

Certain directors, executive officers, or significant shareholders may be eligible to receive or purchase Class B Ordinary Shares in the future. As a result, such individuals may benefit from enhanced voting rights if Class B Ordinary Shares are issued. The Board considered these potential interests in approving the Share Capital Reorganization Proposal.

Risks Relating to the Dual-Class Share Structure

Adoption of a dual-class structure involves certain risks, including the following:

Our dual-class share structure with different voting rights may adversely affect the value and liquidity of the Class A Ordinary Shares.

We cannot predict whether our dual-class share structure with different voting rights will result in a lower or more volatile market price of the Class A Ordinary Shares, in adverse publicity, or other adverse consequences. Certain index providers have announced restrictions on including companies with multiple-class share structures in certain of their indices. Because of our dual-class structure, we will likely be excluded from these indices and other stock indices that take similar actions. Given the sustained flow of investment funds into passive strategies that seek to track certain indices, exclusion from certain stock indices would likely preclude investment by many of these funds and could make the Class A Ordinary Shares less attractive to investors. In addition, several shareholder advisory firms have announced their opposition to the use of multiple class structure and our dual-class structure may cause shareholder advisory firms to publish negative commentary about our corporate governance, in which case the market price and liquidity of the Class A Ordinary Shares could be adversely affected.

Our dual-class share structure with different voting rights will limit your ability to influence corporate matters and could discourage others from pursuing any change of control transactions that holders of our Class A Ordinary Shares may view as beneficial.

Upon implementation of the dual-class share structure, our ordinary shares will consist of Class A Ordinary Shares and Class B Ordinary Shares. In respect of matters requiring the votes of shareholders, each of our Class A Ordinary Shares is entitled to one vote and each of our Class B Ordinary Shares is entitled to 25 votes. Each of our Class B Ordinary Shares is convertible into one Class A Ordinary Share at any time by the holder thereof. Our Class A Ordinary Shares are not convertible into our Class B Ordinary Shares under any circumstances. Only our Class A Ordinary Shares are tradable on Nasdaq.

Holders of Class B Ordinary Shares may have interests that differ from those of holders of Class A Ordinary Shares, and their enhanced voting rights under BVI law may allow them to approve actions that do not align with your interests.

Following the implementation of the dual-class share structure, holders of Class B Ordinary Shares will possess significantly greater voting rights than holders of Class A Ordinary Shares. Under BVI law, the Memorandum and the Articles govern the relative rights of share classes, and the BVI Business Companies Act, 2004 (as amended) (the “BVI Act”) imposes few statutory limitations on disproportionate voting rights. As a result, holders of Class B Ordinary Shares may control or exert substantial influence over fundamental corporate actions, including the election and removal of directors, amendments to the Memorandum and Articles, mergers, dispositions of assets, the approval of future equity issuances, and other significant corporate transactions.

Holders of Class B Ordinary Shares may have strategic, financial, or personal interests that diverge from those of holders of Class A Ordinary Shares. Because the BVI Act affords broad flexibility to determine voting rights contractually and does not provide the same minority-protection mechanisms that exist in some other jurisdictions (such as statutory appraisal rights or class vote protections except as expressly provided in our Memorandum and Articles), holders of the Class A Ordinary Shares may have limited ability to prevent or challenge actions approved by holders of the Class B Ordinary Shares.

Accordingly, holders of Class B Ordinary Shares could approve corporate actions that benefit their interests but may not align with the interests of holders of Class A Ordinary Shares, which could adversely affect the value of your investment and your ability to influence our corporate policies.

Our dual-class share structure may reduce accountability and limit the ability of holders of Class A Ordinary Shares to influence corporate governance decisions, particularly given the flexibility afforded to directors under BVI law.

Under BVI law, directors are afforded significant discretion in the management of the business and affairs of the Company, and the statutory framework provides fewer shareholder governance protections than those applicable to companies incorporated in the United States or certain other jurisdictions. The introduction of a dual-class structure, in which holders of Class B Ordinary Shares possess disproportionate voting rights, may further diminish the ability of holders of Class A Ordinary Shares to influence or effectively oversee corporate governance.

Because holders of Class B Ordinary Shares may retain effective voting control even if their economic ownership declines, they may be able to influence decisions such as the appointment and removal of directors, alterations to the share capital, future issuances of shares, and fundamental corporate transactions. Holders of Class A Ordinary Shares may therefore be limited in their ability to effect changes in the composition of our Board or in our strategic direction.

Additionally, under the BVI Act, (i) shareholders have no general statutory right to bring derivative claims without leave of the BVI courts, (ii) there are no statutory preemptive rights unless expressly provided in the company’s memorandum and articles of association, and (iii) statutory appraisal rights generally apply only in limited circumstances (such as certain mergers), and only if provided for in the company’s governing documents.

These characteristics, combined with the enhanced voting rights of Class B shareholders, may reduce the accountability of our Board and management and may insulate them from the influence of public shareholders. This could result in decisions that are not aligned with the interests of Class A shareholders.

The existence of a dual class share structure may also be viewed unfavorably by certain institutional investors, corporate governance advisory firms, and index providers, which could adversely affect the trading price, liquidity, and market perception of our Class A Ordinary Shares.

Implementation and Effective Time

If the Share Capital Reorganization Proposal is approved, and conditional upon the approval of the New M&A Adoption Proposal, the Company will file the new Memorandum of Association and Articles of Association, in the form annex as Annex A hereto, with the Registrar of Companies in the BVI. The Re-designation and creation of the dual class share structure will become effective immediately upon such filing.

Vote Required for Approval

The approval of the Share Capital Reorganization Proposal requires a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting.

Shares represented at the Meeting but not voted, including abstentions and broker “non-votes,” will be treated as present at the Meeting for purposes of determining the presence or absence of a quorum for the Meeting.

Recommendation of Our Board

The Board unanimously recommends that you vote “FOR” Proposal No. 2, the Share Capital Reorganization Proposal.

PROPOSAL NO. 3 — THE SHARE RE-CLASSIFICATION PROPOSAL

Overview

We are asking our shareholders to consider, and if thought fit, approve, as a Resolution of Members, that each of the issued Ordinary Shares held by Trendway Capital Limited be reclassified as Class B Ordinary Shares and the remaining outstanding Ordinary Shares be reclassified as Class A Ordinary Shares.

The adoption of the Share Re-Classification Proposal is conditional upon the shareholders’ approval and adoption of both the New M&A Adoption Proposal and the Share Capital Reorganization Proposal.

Purpose and Rationale for the Share Re-Classification

The purpose of the proposed Share Re-classification is to establish a dual-class share structure that supports the Company’s long-term strategic direction. This structure is intended to (i) preserve Mr. Peter Zuguang Wang’s ability to provide stable, long-term guidance and oversight as a key strategic shareholder, (ii) give the Company greater flexibility to raise capital in the future without disproportionately diluting the voting power of Mr. Peter Zuguang Wang, and (iii) help maintain governance continuity during future growth initiatives. The economic rights of all shareholders will remain the same following the re-classification.

Interests of Directors and Executive Officers

Mr. Peter Zuguang Wang, the chairman of our Board, will indirectly receive Class B Ordinary Shares through Trendway Capital Limited, after the approval and the adoption of the Share Re-Classification Proposal. As a result, Mr. Peter Zuguang Wang will benefit from enhanced voting rights and will hold approximately 89.93% of the aggregate voting power. The Board considered these potential interests in approving the Share Re-Classification Proposal.

Controlled Company Status

Conditional upon the approval and adoption of both the Share Capital Reorganization Proposal and the New M&A Proposal, if the Share Re-classification Proposal is approved and adopted, Trendway Capital Limited, a company controlled by Mr. Peter Zuguang Wang, the chairman of our Board, will hold, directly and indirectly, 2,500 Class A Ordinary Shares and 6,214,240 Class B Ordinary Shares, representing approximately 89.93% of the aggregate voting power. As a result, after the approval and adoption of the Share Capital Reorganization Proposal, the New M&A Proposal, and the Share Re-classification Proposal, we will be a “controlled company” as defined under the Nasdaq Listing Rules. As a controlled company, we are permitted to elect to rely on certain exemptions from the obligations to comply with certain corporate governance requirements, including:

•        the requirement that our director nominees be selected or recommended solely by independent directors; and

•        the requirement that we have a nominating and corporate governance committee and a compensation committee that are composed entirely of independent directors with a written charter addressing the purposes and responsibilities of the committees.

Although we do not intend to rely on the controlled company exemptions under the Nasdaq listing rules even if we are deemed a controlled company, we could elect to rely on these exemptions in the future, and if so, you would not have the same protection afforded to shareholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

Risks Relating to Being a Controlled Company

Upon the implementation of the Share Re-Classification Proposal, we will become a “controlled company” within the meaning of the Nasdaq listing rules, and we may follow certain exemptions from certain corporate governance requirements that could adversely affect our public shareholders.

Under the Nasdaq listing rules, a company of which more than 50% of the voting power is held by an individual, group, or another company is a “controlled company” and is permitted to phase in its compliance with the independent committee requirements. Upon the implementation of the Share Re-Classification Proposal, we will become a

“controlled company” within the meaning of the Nasdaq listing rules. Although we do not intend to rely on the “controlled company” exemptions under the Nasdaq listing rules, we could elect to rely on these exemptions in the future. If we were to elect to rely on the “controlled company” exemptions, a majority of the members of our Board might not be independent directors and our nominating and corporate governance and compensation committees might not consist entirely of independent directors. Accordingly, if we rely on the exemptions, during the period we remain a controlled company and during any transition period following a time when we are no longer a controlled company, you will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

Vote Required for Approval

The approval of the Share Re-Classification Proposal requires a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting.

Shares represented at the Meeting but not voted, including abstentions and broker “non-votes,” will be treated as present at the Meeting for purposes of determining the presence or absence of a quorum for the Meeting.

Recommendation of Our Board

The Board unanimously recommends that you vote “FOR” Proposal No. 3, the Share Re-Classification Proposal.

PROPOSAL NO. 4 — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee of our Board and approved by our Board to stand for election as Director Nominees. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any Director Nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our shareholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Information Regarding the Company’s Directors and Director Nominees

Nominees for Class II directors

The Director Nominees recommended by our Board are as follows:

Name	Age	Position
Peter Zuguang Wang(4)	71	Director and Chairman of the Board of Directors
Bo (Frank) Shen(1)(2)(3)(4)	56	Independent Director

____________

(1)      Member of the audit committee

(2)      Member of the compensation committee

(3)      Member of the nominating and corporate governance committee

(4)      Class II director

Mr. Peter Zuguang Wang has served as the chairman of our Board since October 24, 2019. In addition, Mr. Wang has served as Zhongchai Holding’s sole director since its inception in April 2009. He has also served as the Chief Executive Officer of Cenntro Automotive Group, a company that designs and manufactures all-electric utility vehicles for sale in the United States, Europe and the PRC, since February 2013. Mr. Peter Wang has served as the president of Shangri-La Plantation LLC since August 2002. Mr. Peter Wang has served as the chief executive officer and chairman of the board of directors of Cenntro Electric Group Limited, a Nasdaq listed company (Nasdaq: CENN) since its inception in May 2017. Mr. Wang has also served as the managing director of Cenntro Holding Limited and Cenntro Enterprises Limited since December 2005 and October 2020, respectively. Mr. Wang earned his dual Bachelor of Science degrees in Mathematics and Computer Science and Master of Science degree in Electrical Engineering from University of Illinois at Chicago in 1983. He received a Master of Business Administration degree in Marketing from Nova South-eastern University.

Mr. Bo (Frank) Shen has served as our independent director since December 2020. Mr. Shen has more than 20 years of research and development and operation experience in telecommunication and networking technology. Since March 2013, Mr. Shen has served as an engineer at Mitel Networks, a well-known telecommunications company. Mr. Shen received his bachelor’s degree in electrical & computer engineering in 1991 and his master of telecommunication from Zhejiang University.

Class I Directors Whose Term Expires at the Annual Shareholder Meeting in 2026

Name	Age	Position
Ming Zhao(1)(4)	49	Independent Director
Charles Athle Nelson(1)(2)(3)(4)	72	Independent Director
Zheng He(2)(3)(4)	57	Independent Director Nominee

____________

(1)      Member of the audit committee

(2)      Member of the compensation committee

(3)      Member of the nominating and corporate governance committee

(4)      Class I director

Mr. Ming Zhao has served as our independent director since December 2020. Mr. Zhao has served as the chief financial officer at China Jo-Jo Drugstores Inc (Nasdaq: CJJD) since August 2011. Mr. Zhao is a licensed certified public accountant. He received his bachelor’s degree in accounting from Central University of Finance and Economic in Beijing in July 1999 and his master’s degree in professional accounting from the University of Washington in December 2002.

Mr. Charles Athle Nelson has served as our independent director since December 2020. Mr. Nelson has been active in the capital markets for the past 35 years. He began his financial career as a market representative with American International Group and in 1979 joined Dean Witter Reynolds as a Financial Advisor, working with high net worth and institutional clients. In 1980, he joined Drexel Burnham and Lambert, and subsequently, at Ladenberg, Thalmann and then at Auerbach Pollack and Richardson originated equity and investment banking transactions. Over the last 20 years, Mr. Nelson has been involved with financing companies in the fintech, healthcare and bio-pharma spaces through private equity and public financing including listings on the Nasdaq and the NYSE. Mr. Nelson holds a bachelor’s degree in arts from Villanova University and an MBA from Rutgers University.

Mr. Zheng He has served as our director since December 2024. Since April 2018, Mr. Zheng He has served as the vice precedent of Hengyuan Technology Group in China, responsible for overseeing the company’s asset management practices, mergers and acquisitions, and project investments. Currently, Mr. Zheng He also serves as the director of Jiangsu Tuniu New Energy Co., Ltd. and Hangzhou Zhaoheng Intelligent Vehicles Co., Ltd., companies specializing in the manufacture and sale of electric vehicles in China. Mr. Zheng He received his bachelor’s degree in Industrial and Civil Architecture from Zhejiang University of Technology in China in 1990, and received his master’s degree in business administration from Zhejiang University in China in 1999.

Vote Required

The election of each of the Director Nominees for purposes of Proposal No. 4, the Director Election Proposal, requires a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of all of the Director Nominees described in this Proposal No. 4.

Corporate Governance

Director Independence

Our Board reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it is determined that Ming Zhao, Zheng He, Bo (Frank) Shen and Charles Athle Nelson are “independent directors” as defined by the Nasdaq.

Committees of the Board

Our Board has established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

Mr. Ming Zhao, Mr. Bo (Frank) Shen and Mr. Charles Athle Nelson serve as members of our audit committee. Mr. Ming Zhao serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Mr. Ming Zhao, Mr. Bo (Frank) Shen and Mr. Charles Athle Nelson are independent. Each member of the audit committee is financially literate and our Board has determined that Mr. Zhao qualifies as an “audit committee financial expert” as defined in applicable SEC rules. In the fiscal year ended December 31, 2024, the audit committee of the Board did not hold any meetings and acted by written consent four times.

We have adopted and approved a charter for the audit committee. In accordance with our audit committee charter, our audit committee shall perform several functions, including:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing the Company’s policies on and oversees risk assessment and risk management, including enterprise risk management;

•        reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures;

•        reviewing related person transactions; and

•        approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Compensation Committee

Mr. Zheng He, Mr. Bo (Frank) Shen and Mr. Charles Athle Nelson are members of our compensation committee and Mr. Charles Athle Nelson serves as the chairman. All members of our compensation committee are qualified as independent under the current definition promulgated by Nasdaq. We have adopted a charter for the compensation committee. In accordance with the compensation committee’s Charter, the compensation committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices. In the fiscal year ended December 31, 2024, the compensation committee of the Board did not hold any meetings nor acted by written consent.

Nominating and Governance Committee

Mr. Zheng He, Mr. Bo (Frank) Shen and Mr. Charles Athle Nelson are the members of our nominating and governance committee where Mr. Bo (Frank) Shen serves as the chairman. All members of our nominating and governance committee are qualified as independent under the current definition promulgated by Nasdaq. Our Board adopted and approved a charter for the nominating and governance committee. In accordance with the nominating and governance committee’s Charter, the nominating and governance committee is responsible to identify and propose new potential director nominees to the Board for consideration and review our corporate governance policies. In the fiscal year ended December 31, 2024, the nominating and governance committee of the Board did not hold any meetings and acted by written consent one time.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and Nasdaq rules.

Family Relationships

Mr. Peter Zuguang Wang and Mr. Raymond Z. Wang are father and son, respectively. None of our other directors or executive officers has a family relationship as defined in Item 401 of Regulation S-K.

Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no Director Nominee during the past ten years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934 (“Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Shareholder Communications with the Board

We have not implemented a formal policy or procedure by which our shareholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of shareholders are heard by the Board, and that appropriate responses are provided to shareholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Director Compensation

The following table represents compensation earned by our directors in 2024.

Name	Fees earned in cash ($)	Share awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Peter Zuguang Wang	$25,000	$—	$—	$—	$25,000
Bo (Frank) Shen	$25,000	$—	$—	$—	$25,000
Ming Zhao	$25,000	$—	$—	$—	$25,000
Zheng He	$—	$—	$—	$—	$—
Charles Athle Nelson	$25,000	$—	$—	$—	$25,000
Everett Xiaolin Wang(1)	$—	$—	$—	$—	$—

____________

(1)      Everett Xiaolin Wang served was an independent director of the Company until December 27, 2024.

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Raymond Z. Wang	41	Chief Executive Officer and President
Chenyang Wang	38	Acting Chief Financial Officer

Mr. Raymond Z. Wang has served as our Chief Executive Officer and President since October 24, 2019, the Chief Executive Officer of Zhongchai Holding since April 2019 and the Chief Executive Officer of HEVI Corp. since January 2020. From February 2019 to November 2020, Mr. Wang served as Chairman of the board of ONE Project, a non-profit organization that unifies local communities to collectively tackle social issues such as hunger. From November 2017 to March 2019, Mr. Wang was the President of Devirra Corporation, a warehousing management and logistic company. From August 2007 to July 2017, Mr. Wang worked as the Vice President at Bank of America Merrill Lynch, developing a client acquisition channel for an online platform. From December 2005 to March 2007, Mr. Wang served as the Financial Advisor at Cowan Financial Group, a full-service financial planning and consulting firm, in New York. Mr. Wang received his Bachelor’s degree in Economics from Rutgers University.

Ms. Chenyang Wang has served as our Acting Chief Financial Officer since April 2025. Ms. Wang served as a manager in the securities affairs department at a publicly listed agriculture services company from May 2018 to February 2025. Ms. Wang served as an investment manager at Zhejiang Yangzhechen Asset Management Co., Ltd. from October 2016 to April 2018. From October 2010 to April 2012, Ms. Wang worked as a research analyst at Zhejiang Hanbo Investment Management Co., Ltd., where she was responsible for investment analysis-related work. Ms. Wang received a Bachelor’s degree in Financial Engineering from South-Central Minzu University in China in 2011, a Master’s degree in Finance from Nankai University in China in 2018, and a Bachelor’s degree in Financial Management from Renmin University of China in 2021.

Summary Compensation Table

Greenland Technologies Holding Corporation is a “smaller reporting company” under the rules promulgated by the SEC and the Company complies with the disclosure requirements applicable to smaller reporting companies. This executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Raymond Z. Wang, Chief Executive Officer and President(1)	2024	200,000	—	—	—	—	—	—	200,000
Jing Jin, Former Chief Financial Officer(2)	2024	150,000	—	—	—	—	—	—	150,000
Chenyang Wang, Acting Chief Financial Officer(3)	2024	—	—	—	—	—	—	—	—

____________

(1)      Mr. Raymond Wang has served as the Chief Executive Officer and President of the Company since October 24, 2019.

(2)      Mr. Jing Jin served as the Chief Financial Officer of the Company since October 24, 2019 to April 18, 2025.

(3)      Ms. Chenyang Wang has served as the Acting Chief Financial Officer of the Company since April 19, 2025.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

On October 24, 2019, the Company entered into an employment agreement with Mr. Raymond Z. Wang and on April 22, 2025, the Company entered into an employment agreement (each an “Employment Agreement,” collectively, the “Employment Agreements”) with Ms. Chenyang Wang (each an “officer,” collectively, “Officers”). The Employment Agreement with Mr. Raymond Z. Wang was filed as an exhibit to the Form 8-K (File No. 001-38605) the Company filed with the SEC on October 30, 2019 and the Employment Agreement with Ms. Chenyang Wang was filed as an exhibit to the Form 8-K (File No. 001-38605) the Company filed with the SEC on April 23, 2025.

Under the Employment Agreements, each Officer is employed for a specific period. We may terminate the employment with any Officer for cause, at any time, without advance notice or remuneration, for certain acts of the Officer, including, but not limited to, conviction or plea of guilty to a crime, gross negligence, dishonest act that has caused detriment to the Company, or a failure to perform agreed duties. The Company may terminate the employment with the Officer without cause, at any time, upon one-month prior written notice. Upon termination without cause, the Company shall provide certain severance payments and benefits to the executive specified in the Employment Agreements. Mr. Raymond Z. Wang may terminate his Employment Agreement at any time with a one-month prior written notice to the Company, if (1) there is a material reduction in his authority, duties and responsibilities, or (2) there is a material reduction in his annual salary. Ms. Chenyang Wang may terminate her Employment Agreement at any time with a one-month prior written notice to the Company.

Each of the Officers has agreed, at all times during the term of the employment and after the termination, to hold in the strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, corporation or other entity without prior written consent of the Company, any confidential information defined therein.

Section 16 Compliance

Section 16(a) of the Exchange Act, requires our directors, officers and persons who own more than 10% of our Ordinary Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Ordinary Shares and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, during fiscal year ended December 31, 2024, all Section 16(a) filings applicable to officers, directors and greater than 10% shareholders were made on time.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Record Date by our officers, directors and 5% or greater beneficial owners of ordinary shares. There is no other person or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

Class of Shares	Directors and named Executive Officers**†	Amount Beneficially Owned on Record Date	Percent of Class Owned on Record Date
Ordinary Shares	Peter Zuguang Wang(1)	6,214,240	35.73%
Ordinary Shares	Raymond Z. Wang	186,500	1.07%
Ordinary Shares	Chenyang Wang	—	—
Ordinary Shares	Zheng He	2,500	*
Ordinary Shares	Bo (Frank) Shen	2,500	*
Ordinary Shares	Charles Athle Nelson	2,500	*
Ordinary Shares	Ming Zhao	2,500	*
Ordinary Shares	All Directors and executive officers as a group (7 persons)	6,410,740	36.86%

	5% Security Holders
Ordinary Shares	Peter Zuguang Wang and his affiliated entity(1)	6,214,240	35.73%

____________

*        Aggregate number of shares accounts for less than 1% of our total ordinary shares outstanding as of the Record Date.

**      Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

†        The business address of such individual is 50 Millstone Road, Building 400, Suite 130, East Windsor, NJ 08512.

(1)      Represents 2,500 ordinary shares directly owned by Peter Zuguang Wang and 6,214,240 ordinary shares held by 2 Capital Limited, a company incorporated in Hong Kong and wholly owned by Peter Zuguang Wang.

Certain Relationships and Related Transactions

Names and Relationship of Related Parties	Existing Relationship with the Company
Cenntro Holding Limited	Under common control of Peter Zuguang Wang
Cenntro Smart Manufacturing Tech. Co., Ltd.	Under common control of Peter Zuguang Wang
Peter Zuguang Wang	Chairman of the Board of the Company
Xinchang County Jiuxin Investment Management Partnership (LP)	Under control of Mr. Mengxing He, the General Manger and one of the directors of Zhejiang Zhongchai Machinery Co. Ltd. (“Zhejiang Zhongchai”)
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)	Under common control of Peter Zuguang Wang

Summary of Balances with Related Parties

Due to related parties

	As of
	December 31, 2024	December 31, 2023
Due to related parties:
Cenntro Smart Manufacturing Tech. Co., Ltd.(1)	$2,534	$2,606
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)(2)	94,442	94,442
Cenntro Holding Limited(3)	1,341,627	1,341,627
Peter Zuguang Wang(4)	2,392,961	2,392,961
Xinchang County Jiuhe Investment Management Partnership (LP)(5)	5,205,979	—
Total	$9,037,543	$3,831,636

____________

All balances of due to related parties as of December 31, 2024 and 2023 were unsecured, interest-free and had no fixed terms of repayments.

The balance of due to related parties as of December 31, 2024 and December 31, 2023 consisted of:

(1)      Employee wages paid by Cenntro Smart Manufacturing Tech. Co., Ltd. on the Company’s behalf;

(2)      Temporary borrowings from Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership);

(3)      Total dividend payment of $7.6 million declared by Zhongchai Holding to Cenntro Holding Limited. As of December 31, 2019, the balance was $1.34 million, and no further payments had been made since then;

(4)      Payable to Peter Zuguang Wang for capital reduction due to the dissolution of Shanghai Hengyu Business Management Consulting Co., Ltd. on July 10, 2023;

(5)      Total dividend payment of $4.7 million declared by Zhejiang Zhongchai to Xinchang County Jiuhe Investment Management Partnership (LP) and refund by Zhejiang Zhongchai to Xinchang County Jiuhe Investment Management Partnership (LP) of $5.85 million due to its termination of investment in Zhejiang Zhongchai. As of December 31, 2024, the balance was $5.21 million.

Due from related parties

	As of
	December 31, 2024	December 31, 2023
Due from related parties-current:
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)	235,497	225,927
Total	$235,497	$225,927

The balance of due from related parties as of December 31, 2024 and December 31, 2023 consisted of other receivable from Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership) was $0.24 million and $0.23 million as of December 31, 2024 and December 31, 2023, respectively. The receivable was a loan with annual interest rate of 4.785%.

Summary of Related Party Dividend Payment

A summary of dividend payment declared by Zhejiang Zhongchai to related parties for the years ended December 31, 2024 and 2023 are listed below:

	For the years ended December 31,
	2024	2023
Dividend payment to related parties:
Xinchang County Jiuxin Investment Management Partnership (LP)	—	208,524
Xinchang County Jiuhe Investment Management Partnership (LP)	5,934,100	495,071

PROPOSAL NO. 5 — THE AUDITOR RATIFICATION PROPOSAL

We are asking our shareholders to ratify the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. In the event our shareholders fail to ratify the appointment, the audit committee and the Board may reconsider this appointment.

We have been advised by Enrome LLP that neither the firm nor any of its respective associates had any relationship during the last fiscal year with our Company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of Enrome LLP are not expected to attend the Meeting and therefore are not expected to be available to respond to any questions. As a result, representatives of Enrome LLP will not make a statement at the Meeting.

Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by external accounting firms and auditing firms for the audit of our consolidated financial statements for the years ended December 31, 2024 and 2023 and fees billed for other services rendered in each year.

Enrome LLP

Types of Fees	2024	2023
Audit fees(1)	$280,000	$—
Audit-related fees(2)	500	—
Tax fees(3)	—	—
All other fees(4)	—
Totals	$280,500	$—

____________

(1)      Audit fees consist of fees for the audit of our annual financial statements or services that are normally provided in connection with statutory and regulatory annual and quarterly filings or engagements.

(2)      Audit-related fees consist of fees for accounting, assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as Audit Fees.

(3)      Tax fees consist of fees for tax compliance services, tax advice and tax planning.

(4)      Any other fees not included in Audit Fees, Audit-Related Fees, or Tax Fees.

WWC Professional Corporation (our former auditor)

Types of Fees	2024	2023
Audit fees(1)	$55,000	$275,000
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Totals	$55,000	$275,000

____________

(1)      Audit fees consist of fees for the audit of our annual financial statements or services that are normally provided in connection with statutory and regulatory annual and quarterly filings or engagements.

(2)      Audit-related fees consist of fees for accounting, assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as Audit Fees.

(3)      Tax fees consist of fees for tax compliance services, tax advice and tax planning.

(4)      Any other fees not included in Audit Fees, Audit-Related Fees, or Tax Fees.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The audit committee is solely responsible for the approval in advance of all audit services and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimis exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the audit committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimis exceptions.

The audit committee of our Board has established its pre-approval policies and procedures, pursuant to which the audit committee approved the foregoing audit, tax and non-audit services provided by WWC Professional Corporation, our former auditor (“WWC”), in 2023 and 2024, which firm we dismissed on May 2, 2024, and Enrome LLP, our current auditor (“Enrome”), which has served as our independent registered public accounting firm since May 2, 2024. Consistent with the audit committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the audit committee. The full audit committee approves proposed services and fee estimates for these services. One or more independent directors serving on the audit committee may be delegated by the full audit committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full audit committee at its next scheduled meeting. Pursuant to these procedures, the audit committee approved the foregoing audit services provided by WWC and Enrome.

Vote Required

Proposal No. 5 — the approval of the Auditor Ratification Proposal requires a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting

Shares represented at the Meeting but not voted, including abstentions and broker “non-votes,” will be treated as present at the Meeting for purposes of determining the presence or absence of a quorum for the Meeting.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the confirmation, ratification and approval of, as a Resolution of Members, the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, as described in this Proposal No. 5.

Audit Committee Report

The primary purpose of the audit committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The audit committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended December 31, 2024 for filing with the SEC, which Annual Report was filed March 26, 2025.

Ming Zhao
Bo (Frank) Shen
Charles Athle Nelson

The information contained in this proxy statement with respect to the audit committee’s report above and the independence of the members of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL NO. 6 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal would approve, as a Resolution of Members, for the chairperson of the Meeting to adjourn the Meeting to a later date, if necessary for the purpose of soliciting additional proxies in favor of the foregoing Proposals and/or in the event the Company does not receive the requisite majorities to approve the same in accordance with regulation 8.15 of the Articles. If the Adjournment Proposal is approved, the chairperson of the Meeting will be able to adjourn the Meeting for the purpose of soliciting additional proxies to approve the New M&A Adoption Proposal, the Share Capital Reorganization Proposal, the Share Re-classification Proposal, the Director Election Proposal, or the Auditor Ratification Proposal. If you have previously submitted a proxy on the proposals discussed in this proxy statement and wish to revoke it upon adjournment of the Meeting, you may do so.

Vote Required for Approval

The approval of the Adjournment Proposal requires a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting.

Shares represented at the Meeting but not voted, including abstentions and broker “non-votes,” will be treated as present at the Meeting for purposes of determining the presence or absence of a quorum for the Meeting.

Recommendation of Our Board

The Board unanimously recommends that you vote “FOR” Proposal No. 6, the Adjournment Proposal.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Director Attendance

The Board held one meeting in 2024. Mr. Peter Zuguang Wang, the Chairman of our Board, attended and acted as the chairperson of our annual general meeting of shareholders last year.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The Company will bear the costs of holding the annual general meeting and the cost of soliciting proxies, including costs of printing and mailing the proxy card. The Company’s directors, officers and employees may solicit proxies by mail, email, telephone, facsimile or other means of communication. These directors, officers and employees will not be paid additional remuneration for their efforts, but may be reimbursed for out-of-pocket expenses incurred in connection therewith.

Annual Report

The Annual Report is being sent with this Proxy Statement to each shareholder and is available at www.proxyvote.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2024. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered shareholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact Broadridge Householding Department, or by forwarding a written request addressed to Broadridge Householding Department, 51 Mercedes way, Edgewood, NY 11717. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy Statement will be sent. By contacting Broadridge Householding Department, 51 Mercedes way, Edgewood, NY 11717, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports to shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, In the future or (ii) request delivery of a single copy of annual reports to shareholders and proxy statements in the future if registered shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own ordinary shares, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Such Report constitutes the Company’s Annual Report to its Shareholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the fiscal year ended December 31, 2024 and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Raymond Z. Wang, our Chief Executive Officer, at 50 Millstone Road, Building 400, Suite 130, East Windsor, NJ 08512, or by telephone on 1(888) 827-4832.

Annex A

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

MEMORANDUM OF ASSOCIATION

OF

GREENLAND TECHNOLOGIES HOLDING CORPoration

a company limited by shares

1            NAME

The name of the Company is Greenland Technologies Holding Corporation.

2            STATUS

The Company shall be a company limited by shares.

3            REGISTERED OFFICE AND REGISTERED AGENT

3.1         The first registered office of the Company is at Craigmuir Chambers, Road Town, Tortola, VG 1110 British Virgin Islands, the office of the first registered agent.

3.2         The first registered agent of the Company is Harneys Corporate Services Limited of Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, VG 1110, British Virgin Islands.

3.3         The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4            CAPACITY AND POWER

4.1         The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)         full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)         for the purposes of paragraph (a), full rights, powers and privileges.

4.2         There are, subject to Clause 4.1, no limitations on the business that the Company may carry on.

5            NUMBER AND CLASSES OF SHARES

5.1         The Company is authorised to issue an unlimited number of shares of no par value divided into seven classes of shares as follows:

(a)         Class A Ordinary shares of no par value (Class A Ordinary Shares);

(b)         Class B Ordinary shares of no par value (Class B Ordinary Shares and together with the Class A Ordinary Shares, the Ordinary Shares);

(c)         Class A preferred shares of no par value (Class A Preferred Shares);

(d)         Class B preferred shares of no par value (Class B Preferred Shares);

(e)         Class C preferred shares of no par value (Class C Preferred Shares);

(f)         Class D preferred shares of no par value (Class D Preferred Shares); and

Annex A-1

(g)         Class E preferred shares of no par value (Class E Preferred Shares and together with the Class A Preferred Shares, the Class B Preferred Shares, Class C Preferred Shares and the Class D Preferred Shares being referred to as the Preferred Shares).

5.2         The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6            DESIGNATIONS, POWERS AND PREFERENCES OF SHARES

6.1         Each Class A Ordinary Share in the Company confers upon the Member (unless waived by such Member):

(a)         Subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)         the right to an equal share with each other Ordinary Share in any dividend paid by the Company; and

(c)         the right to an equal share with each other Ordinary Share in the distribution of the surplus assets of the Company on its liquidation.

6.2         Each Class B Ordinary Share in the Company confers upon the Member (unless waived by such Member):

(a)         Subject to Clause 11, the right to twenty-five votes at a meeting of the Members of the Company or on any Resolution of Members;

(b)         the right to an equal share with each other Ordinary Share in any dividend paid by the Company; and

(c)         the right to an equal share with each other Ordinary Share in the distribution of the surplus assets of the Company on its liquidation.

6.3         For the avoidance of doubt:

(a)         Class A Ordinary Shares are not convertible into Class B Ordinary Shares under any circumstance;

(b)         each Class B Ordinary Share is convertible into one Class A Ordinary Share at any time by the holder thereof;

(c)         upon any sale, transfer, assignment or disposition of any Class B Ordinary Shares by a holder thereof to any person who is not an affiliate of such holder, each of such Class B Ordinary Shares will be automatically and immediately converted into one Class A Ordinary Share; and

(d)         Class A Ordinary Shares are freely transferrable.

6.4         The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be stated in this Memorandum, which shall be amended accordingly prior to the issue of such Preferred Shares. Such rights, privileges, restrictions and conditions may include:

(a)         the number of shares and series constituting that class and the distinctive designation of that class;

(b)         the dividend rate of the Preferred Shares of that class, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of Shares;

(c)         whether that class shall have voting rights, and, if so, the terms of such voting rights;

(d)         whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

Annex A-2

(e)         whether or not the Preferred Shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting such Shares for redemption if less than all Preferred Shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount maybe less than fair value and which may vary under different conditions and at different dates;

(f)         whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of Preferred Shares of that class, and, if so, the terms and amounts of such sinking fund;

(g)         the right of the Preferred Shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional Preferred Shares (including additional Preferred Shares of such class of any other class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition or any subsidiary of any outstanding Preferred Shares of the Company;

(h)         the right of the Preferred Shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights be in preference to, or in relation to, the comparable rights or any other class or classes of Shares; and

(i)          any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

6.5         The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 6 of the Articles.

6.6         The Directors have the authority and the power by Resolution of Directors:

(a)         to authorise and create additional classes of shares; and

(b)         to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

7            VARIATION OF RIGHTS

7.1         The rights attached to each class of Ordinary Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of that class of Ordinary Shares present at a duly convened and constituted meeting of the Members of the Company holding that class of Ordinary Shares which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

7.2         The rights attached to any Preferred Shares in issue as specified in Clause 6.2 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Preferred Shares of the same class present at a duly convened and constituted meeting of the Members of the Company holding Preferred Shares in such class which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

8            RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

9            REGISTERED SHARES

9.1         The Company shall issue registered shares only.

9.2         The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

Annex A-3

10          TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11          AMENDMENT OF MEMORANDUM AND ARTICLES

11.1       The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)         to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)         to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)         in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)         to change Clauses 7 or 8, or this Clause 11 (or any of the defined terms used in any such Clause or Regulation).

12          DEFINITIONS AND INTERPRETATION

12.1       In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)         Act means the BVI Business Companies Act, 2004 and includes the regulations made under the Act;

(b)         AGM means an annual general meeting of the Members;

(c)         Articles means the attached Articles of Association of the Company;

(d)         Board of Directors means the board of directors of the Company;

(e)         Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

(f)         Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(g)         Class A Ordinary Shares has the meaning ascribed to it in Clause 5.1;

(h)         Class B Ordinary Shares has the meaning ascribed to it in Clause 5.1;

(i)          Class A Preferred Shares has the meaning ascribed to it in Clause 5.1;

(j)          Class B Preferred Shares has the meaning ascribed to it in Clause 5.1;

(k)         Class C Preferred Shares has the meaning ascribed to it in Clause 5.1;

(l)          Class D Preferred Shares has the meaning ascribed to it in Clause 5.1;

(m)        Class E Preferred Shares has the meaning ascribed to it in Clause 5.1;

(n)         Class I Directors has the meaning ascribed to it in Regulation 9.2;

(o)         Class II Directors has the meaning ascribed to it in Regulation 9.2;

(p)         Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select Market, Global Market or the Capital Market of the NASDAQ Stock Market LLC, the NYSE American or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

Annex A-4

(q)         Director means any director of the Company, from time to time;

(r)         Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(s)         Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(t)          Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(u)         Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

(v)         Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 15;

(w)        Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(x)         Memorandum means this Memorandum of Association of the Company;

(y)         Officer means any officer of the Company, from time to time;

(z)         Ordinary Shares has the meaning ascribed to it in Clause 5.1;

(aa)       Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

Annex A-5

(bb)       Preferred Shares has the meaning ascribed to it in Clause 5.1;

(cc)       relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(dd)       Resolution of Directors means either:

(i)          Subject to sub-paragraph (ii) below, a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(ii)         a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

(ee)       Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(ff)         Seal means any seal which has been duly adopted as the common seal of the Company;

(gg)       SEC means the United States Securities and Exchange Commission;

(hh)       Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants, rights to receive Shares or other securities or debt obligations;

(ii)         Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

(jj)         Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

(kk)       written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2       In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)         a Regulation is a reference to a regulation of the Articles;

(b)         a Clause is a reference to a clause of the Memorandum;

(c)         voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)         the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended; and

(e)         the singular includes the plural and vice versa.

12.3       Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4       Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

Annex A-6

Signed for HARNEYS CORPORATE SERVICES LIMITED of Craigmuir Chambers, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands on 28 December 2017:

Incorporator

[Indira Ward-Lewis]

…………………………………

Indira Ward-Lewis

Authorised Signatory

HARNEYS CORPORATE SERVICES LIMITED

Annex A-7

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

ARTICLES OF ASSOCIATION

OF

GREENLAND TECHNOLOGIES HOLDING CORPoration

a company limited by shares

1            REGISTERED SHARES

1.1         Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2         Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3         If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4         Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5         Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6         Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

1.7         Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically.

2            SHARES

2.1         Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine.

Annex A-8

2.2         Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares or class of Preferred Shares, any class of Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine.

2.3         Section 46 of the Act does not apply to the Company.

2.4         A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5         No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)         the amount to be credited for the issue of the Shares; and

(b)         that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6         The Company shall keep a register (the share register) containing:

(a)         the names and addresses of the persons who hold Shares;

(b)         the number of each class and series of Shares held by each Member;

(c)         the date on which the name of each Member was entered in the share register; and

(d)         the date on which any Eligible Person ceased to be a Member.

2.7         The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8         A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9         Subject to the provisions of the Act, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants, rights or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine.

3            FORFEITURE

3.1         Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2         A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

3.3         The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4         Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

3.5         The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

Annex A-9

4            TRANSFER OF SHARES

4.1         Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

4.2         The transfer of a Share is effective when the name of the transferee is entered on the share register.

4.3         If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)         to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)         that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.

4.4         Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5            DISTRIBUTIONS

5.1         The Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2         Dividends may be paid in money, shares, or other property.

5.3         The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4         Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5         No dividend shall bear interest as against the Company.

6            REDEMPTION OF SHARES AND TREASURY SHARES

6.1         The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

6.2         The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)         the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)         the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

6.3         Sections 60, 61 and 62 of the Act shall not apply to the Company.

Annex A-10

6.4         Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5         All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6         Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

6.7         Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

7            MORTGAGES AND CHARGES OF SHARES

7.1         Unless a Member agrees otherwise, a Member may by an instrument in writing mortgage or charge his Shares.

7.2         There shall be entered in the share register at the written request of the Member:

(a)         a statement that the Shares held by him are mortgaged or charged;

(b)         the name of the mortgagee or chargee; and

(c)         the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

7.3         Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)         with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)         upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

7.4         Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)         no transfer of any Share the subject of those particulars shall be effected;

(b)         the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)         no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

8            MEETINGS AND CONSENTS OF MEMBERS

8.1         Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. An AGM shall be held annually at such date and time as may be determined by the Directors.

8.2         Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

8.3         The Director convening a meeting of Members shall give not less than 10 nor more than 60 days’ written notice of such meeting to:

(a)         those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)         the other Directors.

Annex A-11

8.4         The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting.

8.5         A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

8.6         The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

8.7         A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

8.8         The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

8.9         The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

Greenland Technologies Holding Corporation

I/We being a Member of the above Company HEREBY APPOINT ……………………………………………………………………………..…… of ……………………………………...……….…………..………… or failing him ……………………..………………………………………………….…………………….. of ………………………………………………………..…..…… to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of …………..…………, 20…… and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this …… day of …………..…………, 20……

……………………………

Member

8.10       The following applies where Shares are jointly owned:

(a)         if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)         if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)         if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

8.11       A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

Annex A-12

8.12       A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

8.13       If within half an hour from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

8.14       At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

8.15       The person appointed as chairman of the meeting pursuant to Regulation 8.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

8.16       At any meeting of the Members the chairman of the meeting is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.17       Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

8.18       Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

8.19       The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

8.20       Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

Annex A-13

9            DIRECTORS

9.1         The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected, by Resolution of Members or by Resolution of Directors for such term as the Members or Directors determine.

9.2         The Directors shall be divided into two classes, being the class I directors (the Class I Directors) and the class II directors (the Class II Directors). The number of Directors in each class shall be as nearly equal as possible. The Class I Directors shall stand elected for a term expiring at the Company’s first AGM and the Class II Directors shall stand elected for a term expiring at the Company’s second AGM. Commencing at the Company’s first AGM, and at each following AGM, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the second AGM following their election. Except as the Act or any applicable law may otherwise require, in the interim between an AGM or general meeting called for the election of Directors and/or the removal of one or more Directors any vacancy on the Board of Directors, may be filled by the majority vote of the remaining Directors.

9.3         No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

9.4         The minimum number of Directors shall be one and there shall be no maximum number of Directors.

9.5         Each Director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him or pursuant to Regulation 9.1 or 9.8, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a Director, the Director serves indefinitely until his earlier death, resignation or removal.

9.6         A Director may be removed from office with or without cause by:

(a)         a Resolution of Members passed at a meeting of Members called for the purposes of removing the Director or for purposes including the removal of the Director; or

(b)         subject to Regulation 9.2, a Resolution of Directors passed at a meeting of Directors.

9.7         A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

9.8         Subject to Regulation 9.2, the Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

9.9         A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.10       The Company shall keep a register of Directors containing:

(a)         the names and addresses of the persons who are Directors of the Company;

(b)         the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)         the date on which each person named as a Director ceased to be a Director of the Company; and

(d)         such other information as may be prescribed by the Act.

9.11       The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

Annex A-14

9.12       The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

9.13       A Director is not required to hold a Share as a qualification to office.

9.14       Prior to the consummation of any transaction with:

(a)         any affiliate of the Company;

(b)         any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)         any Director or executive officer of the Company and any relative of such Director or executive officer; and

(d)         any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 9.14(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company’s expense) to the Company’s attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

10          POWERS OF DIRECTORS

10.1       The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

10.2       If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

10.3       Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

10.4       Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

10.5       The continuing Directors may act notwithstanding any vacancy in their body.

10.6       The Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

10.7       All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

10.8       Section 175 of the Act shall not apply to the Company.

Annex A-15

11          PROCEEDINGS OF DIRECTORS

11.1       Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

11.2       The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

11.3       A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

11.4       A Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

11.5       A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

11.6       A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

11.7       If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

11.8       At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair.

11.9       An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

12          COMMITTEES

12.1       The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

12.2       The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)         to amend the Memorandum or the Articles;

(b)         to designate committees of Directors;

(c)         to delegate powers to a committee of Directors;

(d)         to appoint Directors;

(e)         to appoint an agent;

Annex A-16

(f)         to approve a plan of merger, consolidation or arrangement; or

(g)         to make a declaration of solvency or to approve a liquidation plan.

12.3       Regulations 12.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

12.4       The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

13          OFFICERS AND AGENTS

13.1       The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

13.2       The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

13.3       The emoluments of all officers shall be fixed by Resolution of Directors.

13.4       The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

13.5       The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.1. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

14          CONFLICT OF INTERESTS

14.1       A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

14.2       For the purposes of Regulation 14.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

Annex A-17

14.3       Provided that the requirements of Regulation 9.14 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)         vote on a matter relating to the transaction;

(b)         attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)         sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15          INDEMNIFICATION

15.1       Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)         is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)         is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

15.2       The indemnity in Regulation 15.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

15.3       The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

15.4       The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

15.5       The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

16          RECORDS

16.1       The Company shall keep the following documents at the office of its registered agent:

(a)         the Memorandum and the Articles;

(b)         the share register, or a copy of the share register;

(c)         the register of Directors, or a copy of the register of Directors; and

(d)         copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

Annex A-18

16.2       If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)         within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)         provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

16.3       The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)         minutes of meetings and Resolutions of Members and classes of Members;

(b)         minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)         an impression of the Seal, if any.

16.4       Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

16.5       The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

17          REGISTERS OF CHARGES

17.1       The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)         the date of creation of the charge;

(b)         a short description of the liability secured by the charge;

(c)         a short description of the property charged;

(d)         the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)         unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)         details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

18          CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

19          SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

Annex A-19

20          ACCOUNTS AND AUDIT

20.1       The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

20.2       The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

20.3       The Company may by Resolution of Members call for the accounts to be examined by auditors.

20.4       If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

20.5       If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

20.6       If applicable, and subject to applicable law and the rules of the SEC and the Designated Stock Exchange:

(a)         at the AGM or at a subsequent extraordinary general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)         a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)         the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

20.7       The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

20.8       The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

20.9       Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

20.10     The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

21          NOTICES

21.1       Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

21.2       Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

Annex A-20

21.3       Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

22          VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

Annex A-21

Signed for HARNEYS CORPORATE SERVICES LIMITED of Craigmuir Chambers, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands on 28 December 2017:

Incorporator

[Indira Ward-Lewis]

…………………………………

Indira Ward-Lewis

Authorised Signatory

HARNEYS CORPORATE SERVICES LIMITED

Annex A-22

Annex B

GREENLAND TECHNOLOGIES HOLDING CORP. 50 MILLSTONE ROAD BUILDING 400, SUITE 130 EAST WINDSOR, NJ 08512 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 28, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GTEC2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 28, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81805-P41887 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GREENLAND TECHNOLOGIES HOLDING, CORP. The Board of Directors recommends you vote FOR the following proposals 1, 2 and 3. 1. To approve, as a Resolution of Members, the adoption of new Memorandum of Association and new Articles of Association in the form presented to the meeting and annexed hereto as Annex A (the “New M&A Adoption Proposal”); 2. To approve, as a Resolution of Members, the implementation of a dual class structure to the ordinary shares in the Company, under which the ordinary shares of no par value in the Company (the “ordinary shares”) will be re-designated (the “Re-designation”) into class A ordinary shares of no par value which will carry one vote each (the “Class A Ordinary Shares”) and class B ordinary shares of no par value which will carry 25 votes per share (the “Class B Ordinary Shares”) in accordance with clause 6.4 of the Memorandum of Association of the Company (the “Memorandum”) (the “Share Capital Reorganization Proposal”); 3. To approve, as a Resolution of Members, that each of the issued Ordinary Shares held by Trendway Capital Limited be reclassified as Class B Ordinary Shares and the remaining outstanding Ordinary Shares be reclassified as Class A Ordinary Shares (the “Share Re-classification Proposal”); The Board of Directors recommends you vote FOR each of the following: 4. To approve, as a Resolution of Members, the appointment of each of the following director nominees as a Class II director, as defined in the Articles of Association of the Company (the “Articles”), to hold office for a term expiring at the Company’s second annual general meeting following their election in accordance with regulation 9.2 of the Articles (the “Director Election Proposal”); Nominees: 4a. Peter Zuguang Wang Bo (Frank) Shen Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer Signature [PLEASE SIGN WITHIN BOX] Date For Against Abstain For Against Abstain The Board of Directors recommends you vote FOR the following proposals 5 and 6. 5. To confirm, ratify and approve, as a Resolution of Members, the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 pursuant to regulation 20.6(a) of the Articles (the “Auditor Ratification Proposal”); 6. To approve, as a Resolution of Members, for the chairperson of the Meeting (the “Chairperson”) to adjourn the Meeting to a later date, if necessary for the purpose of soliciting additional proxies in favor of the foregoing resolutions and/or in the event that the Company does not receive the requisite majorities to approve the same in accordance with regulation 8.15 of the Articles (the “Adjournment Proposal”). NOTE: To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V81806-P41887 GREENLAND TECHNOLOGIES HOLDING CORP. Annual Meeting of Shareholders December 29, 2025 9:00 AM EST This proxy is solicited by the Board of Directors The undersigned hereby appoints Chenyang (Nancy) Wang with power to act without the other and with power of substitution, as proxies and attorneys-in-fact, and hereby authorizes her to represent and vote, as provided on the other side, all the ordinary shares of Greenland Technologies Holding Corp. which the undersigned is entitled to vote and, in her discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/GTEC2025, at 9:00 AM EST, on December 29, 2025 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FORPROPOSAL 1, PROPOSAL 2, PROPOSAL 3, THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 4, FORPROPOSAL 5, FOR PROPOSAL 6 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side